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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 23, 1999.



                         Advanta Business Services Corp.
             (Exact name of registrant as specified in its charter)


        Delaware                 333-79773, 333-79773-01,    23-2333786
(State or Other Jurisdiction of       333-79773-02           (IRS Employer
Incorporation)                   (Commission File Number) Identification Number)

        1020 Laurel Oak Road
        Voorhees, New Jersey                                     08043
   (Address of Principal Executive Office)                      (Zip Code)



Registrant's telephone number, including area code (609) 782-7300



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           Acquisition and Disposition of Assets.

         On August 26, 1999, Advanta Leasing Receivables Corp. VIII ("ALRC VIII") and Advanta Leasing Receivables Corp. IX ("ALRC IX" and, together with ALRC VIII, the "Issuers") issued a series of asset-backed notes, entitled Equipment Receivables Asset-Backed Notes, Series 1999-1 ("Series 1999-1"), pursuant to the Master Facility Agreement, dated as of August 26, 1999 (attached hereto as Exhibit 4.1) and the Series 1999-1 Supplement to the Master Facility Agreement, dated as of August 26, 1999 (incorporated by reference to Exhibit 4.2 to the registrant's Current Report on Form 8-K (File No. 333-38575) filed with the Securities and Exchange Commission on September 8, 1999), each among the Issuers, Advanta Business Services and Bankers Trust Company, as trustee.

         Series 1999-1 consists of four classes identified as the 5.76664% Class A-1 Notes (the "Class A-1 Notes"), the 6.64% Class A-2 Notes (the "Class A-2 Notes"), the 6.90% Class A-3 Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Class A Notes") and the 7.27% Class B Notes (the "Class B Notes"). The Class A Notes were publicly offered, as described in a Prospectus, dated August 20, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated August 20, 1999 (attached hereto as Exhibit 1.1), among the Issuers, Advanta Business Services Corp. and First Union Capital Markets Corp., as representative of the underwriters. The Issuers sold the Class B Notes pursuant to a purchase agreement dated August 20, 1999, among the Issuers and First Union Capital Markets Corp. The Class A Notes have an initial principal balance of $98,876,125. The Class B Notes have an initial principal balance of $11,599,991.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following are filed as Exhibits to this Report under
Exhibit 1.1, Exhibit 4.1, Exhibit 4.3 and Exhibit 4.4.

 Exhibit 1.1       Underwriting Agreement dated August 20, 1999
 Exhibit 4.1       Master Facility Agreement dated August 26, 1999
 Exhibit 4.3       Master Contribution and Sale Agreement dated August 26, 1999
 Exhibit 4.4 Supplement to Master Contribution and Sale Agreement dated August 26, 1999

Item 8.           Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ADVANTA BUSINESS SERVICES
                                                      CORP.
                                                    As Registrant



                                                    By: /s/ Mark Shapiro
                                                        -----------------------
                                                    Name: Mark Shapiro
                                                    Title:  Assistant Treasurer


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                                  EXHIBIT INDEX


Exhibit                             Description

Exhibit 1.1    Underwriting Agreement dated August 20, 1999
Exhibit 4.1    Master Facility Agreement dated August 26, 1999
Exhibit 4.3    Master Contribution and Sale Agreement dated August 26, 1999
Exhibit 4.4 Supplement to Master Contribution and Sale Agreement dated August 26, 1999




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